UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

June 29, 2007
____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)
Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		95-4762694 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
(Registrant’s telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective June 29, 2007, Ironclad Performance Wear Corporation (the “Company”) entered into a Letter of Agreement with Advantage Media Services, Inc. (“AMS”), pursuant to which the Company will outsource its warehouse and fulfillment functions to AMS.

Pursuant to the agreement, AMS will store the Company’s inventory at its facilities and perform warehousing, assembly, packaging and fulfillment services on the Company’s behalf. The Company has agreed to pay AMS within thirty days of invoice for its services. AMS is allowed an inventory shrinkage level of no more than 1% of the total value of the Company’s inventory stored and shipped from AMS facilities.

The Letter of Agreement is terminable by either party, with or without cause, upon sixty days written notice.

This description of the Letter of Agreement is qualified in its entirety by reference to the Letter of Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.01	Letter of Agreement between Ironclad Performance Wear Corporation and Advantage Media Services, Inc., dated as of June 29, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: July 6, 2007	By:	/s/ Thomas Kreig
Thomas Kreig
Interim Chief Financial Officer

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